UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2019

Zyla Life Sciences

(Exact name of Registrant as specified in its charter)

Delaware	001-36295	46-3575334
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Lee Road, Suite 100

Wayne, Pennsylvania 19087

(610) 833-4200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive
Offices)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	ZCOR	OTCQX

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)  Executive Retention Agreement

On August 26, 2019, Zyla Life Sciences (the “Company”) granted an executive retention award to Mark Strobeck, PhD, the Company’s Executive Vice President and Chief Operating Officer, after approval by the Compensation Committee of the Board of Directors of the Company, to be paid in accordance with the terms of a Retention Bonus Agreement (the “Retention Agreement”) between Dr. Strobeck and the Company. Pursuant to the Retention Agreement, the Company will pay Dr. Strobeck a one-time retention payment of $225,000 (the “Retention Bonus”), less applicable withholding, upon the execution of the Retention Agreement.  Dr. Strobeck is required to return 100% of the Retention Bonus if his employment is terminated by the Company For Cause or by Dr. Strobeck as a Termination by Executive Without Good Reason (each as defined in his Employment Agreement) up to and including the one-year anniversary of the payment of such bonus and he is required to return 50% of the Retention Bonus if his employment is terminated by the Company For Cause or by Dr. Strobeck as a Termination by Executive Without Good Reason within one year and one day and two years from the payment of such Retention Bonus.

The foregoing description of the Retention Agreement does not purport to be complete and is qualified in its entirety by the full text of the Retention Agreement, a copy of which is filed as Exhibit 10.1 and incorporated by reference herein.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Retention Bonus Agreement, dated August 26, 2019 between the Company and Mark Strobeck.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2019	Zyla Life Sciences

	By:	/s/ Robert S. Radie
Name: Robert S. Radie
Title: President and Chief Executive Officer

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